NATIONAL INSTITUTES OF HEALTH

NINTH AMENDMENT TO L-354-1998/0

This is the ninth amendment (“Ninth Amendment”) of the agreement by and between the National Institutes of Health (“NIH”) within the Department of Health and Human Services (“HHS”), and Zonagen, Inc. having an effective date of April 16, 1999 and having NIH Reference Number L-354-1998/0 (“Agreement”). This Ninth Amendment, having NIH Reference Number L-354-1998/9, is made between the NIH through the Office of Technology Transfer, NIH, having an address at 6011 Executive Boulevard, Suite 325, Rockville, Maryland 20852- 3804, U.S.A., and Repros Therapeutics Inc., having an office at 2408 Timberloch Place, Suite B-7, The Woodlands, Texas 77280, U.S.A. the (“Licensee”). This Ninth Amendment includes, in addition to the amendments made below, 1) a Signature Page, 2) Attachment 1 (Royalty Payment Information), and 3) Appendix E — Benchmarks and Performance.

WHEREAS, Licensee has requested that the benchmark dates be amended to simplify negotiations with perspective partners.

WHEREAS, Licensee represents that it is no longer planning development of a second generation compound, and would like to amend the agreement to remove those milestones.

WHEREAS, the NIH will accept, in lieu of a greater amendment issue royalty, a fixed royalty upon assignment of the Agreement, either individually, as part of the sale or transfer of substantially the entire business of Licensee relating to operations which concern this Agreement, or acquisition of the company.

WHEREAS, the NIH and the Licensee desire that the Agreement be amended a ninth time as set forth below in order to amend the benchmarks and assignment provision.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the NIH and the Licensee, intending to be bound, hereby mutually agree to the following:

1)	The following modifications shall be made to the Agreement:

a.	Paragraph 14.07 shall be deleted and replaced with the following Paragraph 14.07.

14.07	This Agreement shall not be assigned by Licensee except: a) with the prior written consent of PHS, such consent not to be withheld unreasonably; or b) as part of a sale or transfer of substantially the entire business of Licensee relating to operations which concern this Agreement. Licensee shall notify PHS prior to any assignment of this Agreement by Licensee, sale or transfer of substantially the entire business of Licensee relating to operations which concern this Agreement, or acquisition of Licensee.

Licensee shall pay PHS a One Hundred Thousand Dollar ($100,000) assignment royalty upon assignment of the Agreement, sale or transfer of substantially the entire business of Licensee relating to operations which concern this Agreement, or acquisition of Licensee.

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b.	Appendix E — Benchmarks and Performance shall be deleted and replaced with the attached Appendix E — Benchmarks and Performance.

2)	Within sixty (60) days of the execution of this Ninth Amendment, the Licensee shall pay the NIH an amendment issue royalty in the sum of Five Thousand US Dollars ($5,000), and payment options may be found in Attachment 1.

3)	In the event any provision(s) of the Agreement is/are inconsistent with Attachment 1, such provision(s) is/are hereby amended to the extent required to avoid such inconsistency and to give effect to the payment information in such Attachment 1.

4)	All terms and conditions of the Agreement not herein amended remain binding and in effect.

5)	The terms and conditions of this Ninth Amendment shall, at the NIH’s sole option, be considered by the NIH to be withdrawn from the Licensee’s consideration and the terms and conditions of this Ninth Amendment, and the Ninth Amendment itself, to be null and void, unless this Ninth Amendment is executed by the Licensee and a fully executed original is received by the NIH within sixty (60) days from the date of the NIH’s signature found at the Signature Page.

6)	This Ninth Amendment is effective on the date both parties sign this Ninth Amendment.

SIGNATURES BEGIN ON NEXT PAGE

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NINTH AMENDMENT TO L-354-1998/0

SIGNATURE PAGE

In Witness Whereof, the parties have executed this Ninth Amendment on the dates set forth below. Any communication or notice to be given shall be forwarded to the respective addresses listed below.

For NIH:

Richard U. Rodriguez	Date
Director, Division of Technology Development and Transfer
Office of Technology Transfer
National Institutes of Health

Mailing Address or E-mail Address for Agreement notices and reports:

Chief, Monitoring & Enforcement Branch, DTDT
Office of Technology Transfer
National Institutes of Health
6011 Executive Boulevard, Suite 325
Rockville, Maryland 20852-3804 U.S.A.

E-mail: LicenseNotices_Reports@mail.nih.gov

For Licensee (upon, information and belief, the undersigned expressly certifies or affirms that the contents of any statements of Licensee made or referred to in this document are truthful and accurate):

By:

Signature of Authorized Official	Date

Name: Kathi Anderson
Title: Chief Financial Officer

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I.

Official and Mailing Address of Agreement notices:

Kathi Anderson
Name

Chief Financial Officer
Title

Mailing Address:

     2408 Timberloch Place
     Suite B-7
     The Woodlands, Texas 77380

E-mail Address: anderson@reprosrx.com
Telephone: 281-719-3447
Fax: 281-719-3446

Jeff Harder
Name

Partner, Jackson Walker
Title

Mailing Address:
     1401 McKinney, Suite 1900
     Houston, TX 77010

E-Mail Address: jharder@jw.com

Phone: (713) 752-4346

Fax: (713) 308-4146

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II.	Official and Mailing Address for Financial notices (Licensee’s contract for royalty payments):
Kathi Anderson
Name

Chief Financial Officer
Title

Mailing Address:

     2408 Timberloch Place
     Suite B-7
     The Woodlands, Texas  77380

E-mail Address: anderson@reprosrx.com

Telephone: 281-719-3447

Fax: 281-719-3446

Any false or misleading statements made, presented, or submitted to the Government, including any relevant omissions, under this Agreement and during the course of negotiation of this Agreement are subject to all applicable civil and criminal statutes including Federal statutes 31 U.S.C. §§3801-3812 (civil liability) and 18 U.S.C. §1001 (criminal liability including fine(s) or imprisonment).

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ATTACHMENT I — ROYALTY PAYMENT OPTIONS

The OTT License Number MUST appear on payments, reports and correspondence.

Automated Clearing House (ACH) for payments through U.S. banks only

The NIH encourages its licensees to submit electronic funds transfer payments through the Automated Clearing House (ACH). Submit your ACH payment through the U.S. Treasury web site located at: https://www.pay.gov. Locate the “NIH Agency Form” through the Pay.gov “Agency List”.

Electronic Funds Wire Transfers

The following account information is provided for wire payments. In order to process payment via Electronic Funds Wire Transfer sender MUST supply the following information within the transmission:

Drawn on a U.S. bank account via FEDWIRE should be sent directly to the following account:

Beneficiary Account:	Federal Reserve Bank of New York or TREAS NYC
Bank:	Federal Reserve Bank of New York
ABA#	021030004
Account Number:	75080031
Bank Address:	33 Liberty Street, New York, NY 10045
Payment Details:	License Number (L-XXX-XXXX) Name of the Licensee

Drawn on a foreign bank account should be sent directly to the following account. Payment must be sent in U.S. Dollars (USD) using the following instructions:

Beneficiary Account:	Federal Reserve Bank of New York/ITS or FRBNY/ITS
Bank:	Citibank N.A. (New York)
SWIFT Code:	CITIUS33
Account Number:	36838868
Bank Address:	388 Greenwich Street, New York, NY 10013
Payment Details (Line 70):	NIH 75080031 License Number (L-XXX-XXXX) Name of the Licensee
Detail of Charges (line 71a):	Charge Our

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Checks

All checks should be made payable to “NIH Patent Licensing”

Checks drawn on a U.S. bank account and sent by US Postal Service should be sent directly to the following address:

National Institutes of Health (NIH)
P.O. Box 979071
St. Louis, MO 63197-9000

Checks drawn on a U.S. bank account and sent by overnight or courier should be sent to the following address:

US Bank
Government Lockbox SL-MO-C2GL
1005 Convention Plaza
St. Louis, MO 63101
Phone: 314-418-4087

Checks drawn on a foreign bank account should be sent directly to the following address:

National Institutes of Health (NIH)
Office of Technology Transfer
Royalties Administration Unit
6011 Executive Boulevard
Suite 325, MSC 7660
Rockville, Maryland 20852

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APPENDIX E-Benchmarks and Performance

Licensee agrees to the following Benchmarks for the purpose of measuring its performance under this Agreement. Licensee shall notify PHS in writing within thirty (30) days of achieving all such Benchmarks. They are:

Benchmark	Date
Initiate a Phase III trial	June 30, 2015
File a New Drug Application	December 31, 2016
Approval of the New Drug Application	December 31, 2017

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